CERTIFICATION


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Kathryn S. Head, President and Principal Executive Officer of First Investors Tax-Exempt Money Market Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund and First Investors New York Insured Tax Free Fund, Inc. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant's periodic report on Form N-CSR of First Investors Tax-Exempt Money Market Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund and First Investors New York Insured Tax Free Fund, Inc. for the year ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 10, 2006

/S/ KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer,
First Investors Tax-Exempt Money Market Fund, Inc.,
First Investors Series Fund,
First Investors Insured Tax Exempt Fund, Inc.,
Executive Investors Trust,
First Investors Multi-State Insured Tax Free Fund
First Investors New York Insured Tax Free Fund, Inc.




A signed original of this written statement required by Section 906 has been provided to First Investors Tax-Exempt Money Market Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund and First Investors
New York Insured Tax Free Fund, Inc. and will be retained by First Investors Tax-Exempt Money Market Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund and First Investors New York Insured Tax Free Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph I. Benedek, Treasurer and Principal Financial Officer of the First Investors Tax-Exempt Money Market Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund and First Investors Insured Tax Free Fund, Inc. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant's periodic report on Form N-CSR of First Investors Tax-Exempt Money Market Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund and First Investors New York Insured Tax Free Fund, Inc. for the year ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 10, 2006

/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer,
First Investors Tax-Exempt Money Market Fund, Inc.,
First Investors Series Fund,
First Investors Insured Tax Exempt Fund, Inc.,
Executive Investors Trust,
First Investors Multi-State Insured Tax Free Fund
First Investors New York Insured Tax Free Fund, Inc.




A signed original of this written statement required by Section 906 has been provided to First Investors Tax-Exempt Money Market Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund and First Investors
New York Insured Tax Free Fund, Inc. and will be retained by First Investors Tax-Exempt Money Market Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund and First Investors New York Insured Tax Free Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.